UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 2, 2005

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this Form 8-K, including the accompanying exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On March 2, 2005 American Eagle Outfitters, Inc. (the "Company") issued a press release announcing, among other things, the Company's preliminary financial results for the fourth quarter and year ended January 29, 2005 and changes in its lease accounting practices.  A copy of this press release is attached hereto as Exhibit 99.1.  Additionally, the Company's Management team held a conference call on March 2, 2005 at 9:00 a.m. EST to review the aforementioned preliminary financial results.  A replay of the conference call will be available through March 16, 2005.  To listen to the replay, dial 1-800-642-1687 and reference code #3521324.  An audio replay of the conference call will also be available at www.ae.com.  A copy of the conference call transcript is attached hereto as Exhibit 99.3.

Item 7.01. Regulation FD Disclosure

On March 2, 2005, the Company issued a press release announcing, among other things, the Company's February 2005 sales.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 8.01. Other Events

The Company's Management team held a conference call on March 2, 2005 at 9:00 a.m. EST to review the Company's preliminary financial results for the fourth quarter and year ended January 29, 2005.  Additionally, Management provided first quarter 2005 earnings guidance on the conference call.  A copy of the conference call transcript is attached hereto as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 2, 2005 announcing fourth quarter and fiscal 2004 financial results
99.2	Press Release dated March 2, 2005 announcing February 2005 sales
99.3	Conference Call Transcript dated March 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: March 4, 2005	By:	/s/ Laura A. Weil
Laura A. Weil
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated March 2, 2005 announcing fourth quarter and fiscal 2004 financial results
99.2	Press Release dated March 2, 2005 announcing February 2005 sales
99.3	Conference Call Transcript dated March 2, 2005

* Such press release is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.